Exhibit 99.1

MAX CAPITAL GROUP REPORTS FIRST QUARTER 2010 RESULTS

Book Value per Diluted Share Increased by 1.8% to $27.86

Net Operating Income of $0.71 per Diluted Share

HAMILTON, BERMUDA, May 3, 2010—Max Capital Group Ltd. (NASDAQ: MXGL; BSX: MXGL.BH) (“Max”) today reported net income of $36.4 million, or $0.63 per diluted share, for the quarter ended March 31, 2010, compared to net income of $44.5 million, or $0.78 per diluted share, for the quarter ended March 31, 2009.

Net operating income for the first quarter of 2010 was $40.7 million, or $0.71 per diluted share, compared to net operating income of $46.9 million, or $0.82 per diluted share, last year. Annualized net operating return on average shareholders’ equity for the first quarter of 2010 was 10.2%.

W. Marston (Marty) Becker, Chairman and Chief Executive Officer of Max, said: “The continuation of Max’s very solid financial results this quarter reflects the balance, diversification and flexibility that are the cornerstones of our business model. Where market conditions continue to provide attractive returns, we are well positioned to expand our presence, while scaling back in areas with softer pricing. As a result, our combined ratios have been maintained at strong levels even as we have decreased gross premiums written.

“Another key factor in the quarter was our relatively low property catastrophe losses. Considering the size of the industry losses for the headline cat events during the first quarter, we believe our estimated losses of approximately $10.0 million illustrate our conservative underwriting strategy, which is designed to limit our exposure to property cat events.

“Looking forward, our new Latin America team is firmly establishing itself in the market, and we expect it to make a meaningful contribution to group results before the end of this year.

“Most importantly, our ability to write a broad mix of short- and long-tail product lines from multiple jurisdictions should be further enhanced as a result of our pending merger with Harbor Point, which was approved by Max’s and Harbor Point’s respective shareholders on April 29. Once the closing occurs, the combined entity, which will be branded as Alterra Capital Holdings Limited, will bring together the first-class reinsurance group at Harbor Point with Max’s broad base of established underwriting platforms in major insurance markets worldwide. We are excited by the many opportunities that the enhanced capital base and scale of Alterra will bring to all of our underwriting platforms,” Becker added.

First quarter 2010 results for Max include:

•

Property and casualty gross premiums written of $370.3 million, representing a decrease of $63.4 million, or (14.6)%; net premiums written of $217.2 million, representing a decrease of $52.2 million, or (19.4)%; and net premiums earned of $193.5 million, representing an increase of $3.7 million, or 1.9%; each as compared to the same quarter in 2009;

•	Property and casualty combined ratio of 90.5%, compared to 89.7% in the same quarter in 2009;

•	Property catastrophe event losses of $9.6 million compared to $3.4 million in the same quarter in 2009;

•	Net favorable development on prior years’ loss reserves of $17.1 million, or 8.8 combined ratio points, compared to $12.3 million, or 6.5 combined ratio points in the same quarter in 2009;

•	Net investment income of $48.4 million compared to $40.5 million in the same quarter in 2009, an increase of 19.5%;

•	Net operating income of $40.7 million, or $0.71 per diluted share, representing an annualized net operating return on average shareholders’ equity of 10.2%; and

•	Book value per diluted share of $27.86 at March 31, 2010, representing an increase of 1.8% from December 31, 2009.

Gross premiums written from property and casualty underwriting for the quarter ended March 31, 2010 were $370.3 million, generated by the segments as follows: insurance $66.4 million; reinsurance $154.9 million; U.S. specialty $76.9 million; and Max at Lloyd’s $72.1 million.

Segment combined ratios for the first quarter of 2010 were 86.1% for insurance, 92.7% for reinsurance, 98.8% for U.S. specialty and 82.5% for Max at Lloyd’s.

Gross premiums written decreased by $21.3 million or (24.3)% for insurance and by $78.1 million or (33.5)% for reinsurance. Gross premiums written increased by $8.1 million, or 11.8% for U.S. specialty and by $27.9 million, or 63.1%, for Max at Lloyd’s compared with the quarter ended March 31, 2009. There were no new contracts written within the life and annuity segment during the first quarter of 2010.

Balance Sheet

Total invested assets, including cash and cash equivalents, were $5.3 billion at March 31, 2010, an increase of $85.4 million from December 31, 2009. The credit quality of Max’s fixed maturities investment portfolio remains high. At March 31, 2010, 95.9% of the fixed maturities portfolio (by carrying value) was investment-grade, compared to 96.7% at December 31, 2009. Max recognized other-than-temporary impairment losses through earnings of $0.4 million for the first quarter of 2010, compared to no impairment losses during the same period in 2009.

Net investment income for the first quarter of 2010 increased to $48.4 million from $40.5 million for the same period in 2009. The increase in net investment income reflects a reduction in cash balances and increased allocation to higher-yielding fixed maturity securities.

During the first quarter of 2010, under the Board-approved share repurchase authorization, Max repurchased 516,957 of its common shares at an average price of $23.00 per share for a total amount of $11.9 million. There were no repurchases of common shares in the first quarter of 2009.

Shareholders’ equity was $1,613.1 million at March 31, 2010, an increase of 3.1% over December 31, 2009. Book value per share at March 31, 2010 was $28.31 compared to $28.01 at December 31, 2009, an increase of 1.1%. Book value per diluted share at March 31, 2010 was $27.86 compared to $27.36 at December 31, 2009, an increase of 1.8%.

Amalgamation with Harbor Point Limited

Actions required to consummate the amalgamation with Harbor Point Limited (“Harbor Point”) were approved by the shareholders of both Max and Harbor Point on April 29, 2010, and closing is expected to occur in the second quarter of 2010.

First quarter 2010 results for Harbor Point include:

•	Net income of $33.5 million compared to $41.5 million in the same quarter in 2009;

•	Gross premiums written of $306.6 million compared to $228.5 million in the same quarter in 2009, an increase of 34.2%;

•	Net premiums earned of $144.1 million compared to $127.3 million in the same quarter in 2009, an increase of 13.2%;

•	Combined ratio of 94.3% compared to 82.0% in the same quarter in 2009;

•	Property catastrophe event losses of $35.0 million compared to $3.3 million in the same quarter in 2009;

•	Net favorable development on prior years’ loss reserves of $9.6 million, or 6.6 combined ratio points, compared to $0.3 million, or 0.2 combined ratio points, in the same quarter in 2009;

•	Net investment income of $16.5 million compared to $18.7 million in the same quarter in 2009; and

•	Shareholders’ equity of $1,926.1 million at March 31, 2010, representing an increase of 1.9% from December 31, 2009.

A copy of Max’s financial supplement for the first quarter will be available on Max’s website at www.maxcapgroup.com shortly after the release of earnings.

Max will host a conference call on Tuesday, May 4, 2010 at 10:00am (EDT) to discuss this release with interested investors and shareholders. The conference call can be accessed via telephone by dialing 1-888-679-8018 (toll-free U.S.) or 1-617-213-4845 (international) and using access code 79071725. Live broadcast of the conference call will also be available through Max’s website at www.maxcapgroup.com.

Max Capital Group Ltd. is a global enterprise dedicated to providing diversified specialty insurance and reinsurance products to corporations, public entities, property and casualty insurers, and life and health insurers in major markets worldwide. Harbor Point Limited is a Bermuda-based holding company with property and casualty reinsurance operations in Bermuda, the USA and the UK.

Non-GAAP Financial Measures

In presenting Max’s results, management has included and discussed net operating income per diluted share, net operating return on average shareholders’ equity, book value per share and diluted book value per share. Such measures are “non-GAAP financial measures” as defined in Regulation G. Management believes that these non-GAAP financial measures, which may be defined differently by other companies, allow for a more complete understanding of Max’s business. These measures, however, should not be viewed as a substitute for those determined in accordance with U.S. GAAP. The reconciliation of such measures to their respective most directly comparable U.S. GAAP financial measures is presented in the attached financial information in accordance with Regulation G.

Cautionary Note Regarding Forward-Looking Statements

This press release may include forward-looking statements, both with respect to Max and its industry, that reflect its current views with respect to future events and financial performance. Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “will,” “may” and similar statements of a future or forward-looking nature identify forward-looking statements. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and you should not place undue reliance on any such statements.

Max believes that these factors include, but are not limited to, the following: (1) the adequacy of loss reserves and the need to adjust such reserves as claims develop over time; (2) the failure of any of the loss limitation methods employed; (3) the effects of emerging claims and coverage issues; (4) changes in general economic conditions, including changes in capital and credit markets; (5) the effect of competition and cyclical trends, including with respect to demand and pricing in the insurance and reinsurance markets; (6) any lowering or loss of financial ratings; (7) the occurrence of natural or man-made catastrophic events with a frequency or severity exceeding expectations; (8) the loss of business provided to Max or Harbor Point by their major brokers; (9) the effect on each of Max’s and Harbor Point’s investment portfolio of changing financial market conditions including inflation, interest rates, liquidity and other factors; (10) tax and regulatory changes and conditions; (11) the integration of Max and Harbor Point or new business ventures Max may enter into; and (12) retention of key personnel, as well as management’s response to any of the aforementioned factors.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the Risk Factors included in Max’s most recent report on Form 10-K and other documents on file with the Securities and Exchange Commission. Any forward-looking statements made in this press release are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Max will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Max or its business or operations. Max undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Contacts Susan Spivak Bernstein Senior Vice President susan.spivak@maxcapservices.com 1-212-898-6640	Roanne Kulakoff Kekst and Company roanne-kulakoff@kekst.com 1-212-521-4837

MAX CAPITAL GROUP LTD.

CONSOLIDATED BALANCE SHEETS

(Expressed in thousands of United States Dollars, except per share and share amounts)

	March 31, 2010	December 31, 2009
	(unaudited)
ASSETS
Cash and cash equivalents	$690,246	$702,278
Fixed maturities, trading at fair value	219,332	228,696
Fixed maturities, available for sale at fair value	3,158,131	3,007,356
Fixed maturities, held to maturity at amortized cost (fair value $1,013,315)	954,696	1,005,947
Other investments, at fair value	322,160	314,849
Accrued interest income	51,906	57,215
Premiums receivable	617,560	567,301
Losses and benefits recoverable from reinsurers	1,023,224	1,001,373
Deferred acquisition costs	72,195	65,648
Prepaid reinsurance premiums	232,947	190,613
Trades pending settlement	—	76,031
Other assets	131,809	122,439

Total assets	$7,474,206	$7,339,746

LIABILITIES
Property and casualty losses	$3,220,357	$3,178,094
Life and annuity benefits	1,306,916	1,372,513
Deposit liabilities	149,028	152,629
Funds withheld from reinsurers	138,984	140,079
Unearned property and casualty premiums	690,013	628,161
Reinsurance balances payable	168,329	146,085
Accounts payable and accrued expenses	61,955	67,088
Trades pending settlement	35,033	—
Senior notes	90,475	90,464

Total liabilities	5,861,090	5,775,113

SHAREHOLDERS’ EQUITY
Preferred shares (par value $1.00) 20,000,000 shares authorized; no shares issued or outstanding	—	—
Common shares (par value $1.00) 200,000,000 shares authorized; 56,979,568 (2009 - 55,867,125) shares issued and outstanding	56,980	55,867
Additional paid-in capital	744,466	752,309
Accumulated other comprehensive income	49,822	25,431
Retained earnings	761,848	731,026

Total shareholders’ equity	1,613,116	1,564,633

Total liabilities and shareholders’ equity	$7,474,206	$7,339,746

Book value per share	$28.31	$28.01

Diluted book value per share	$27.86	$27.36

Diluted tangible book value per share	$27.02	$26.51

Diluted shares outstanding	57,890,681	57,178,458

MAX CAPITAL GROUP LTD.

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	Three Months Ended March 31
	2010	2009
REVENUES
Gross premiums written	$371,139	$434,273
Reinsurance premiums ceded	(153,220)	(164,379)

Net premiums written	$217,919	$269,894

Earned premiums	$304,997	$309,382
Earned premiums ceded	(110,757)	(119,100)

Net premiums earned	194,240	190,282

Net investment income	48,390	40,488
Net realized and unrealized gains on investments	6,422	18,441

Total other-than-temporary impairment losses	(698)	—
Portion of loss recognized in other comprehensive income (loss), before taxes	278	—

Net impairment losses recognized in earnings	(420)	—

Other income	344	1,306

Total revenues	248,976	250,517

LOSSES AND EXPENSES
Net losses and loss expenses	124,965	124,723
Claims and policy benefits	17,659	14,332
Acquisition costs	24,244	20,630
Interest expense	4,942	3,939
Net foreign exchange gains	(2,452)	(3,476)
Merger and acquisition expenses	4,744	5,223
General and administrative expenses	36,528	39,060

Total losses and expenses	210,630	204,431

INCOME BEFORE TAXES	38,346	46,086

Income tax expense	1,965	1,547

NET INCOME	36,381	44,539

Change in net unrealized gains and losses on fixed maturities, net of tax	34,131	(66,098)
Foreign currency translation adjustment	(9,740)	3,909

COMPREHENSIVE INCOME (LOSS)	$60,772	$(17,650)

Basic earnings per share	$0.64	$0.79

Diluted earnings per share	$0.63	$0.78

Net operating income per diluted share	$0.71	$0.82

Weighted average shares outstanding - basic	56,516,593	56,637,291

Weighted average shares outstanding - diluted	57,383,748	57,183,826

MAX CAPITAL GROUP LTD.

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY (Unaudited)

(Expressed in thousands of United States Dollars)

	Three Months Ended March 31
	2010	2009
Common shares
Balance, beginning of period	$55,867	$55,806
Issuance of common shares, net	1,630	77
Repurchase of shares	(517)	—

Balance, end of period	56,980	55,883

Additional paid-in capital
Balance, beginning of period	752,309	763,391
Issuance of common shares, net	(1,619)	318
Stock based compensation expense	5,147	4,876
Repurchase of shares	(11,371)	—

Balance, end of period	744,466	768,585

Accumulated other comprehensive income (loss)
Balance, beginning of period	25,431	(45,399)
Holding gains (losses) on available for sale securities arising in period (1)	35,244	(66,146)
Net realized (gains) losses on available for sale securities included in net income (1)	(835)	48
Portion of other-than-temporary impairment losses recognised in other comprehensive income (1)	(278)	—
Foreign currency translation adjustment	(9,740)	3,909

Balance, end of period	49,822	(107,588)

Retained earnings
Balance, beginning of period	731,026	506,533
Net income	36,381	44,539
Dividends paid	(5,559)	(5,090)

Balance, end of period	761,848	545,982

Total shareholders’ equity	$1,613,116	$1,262,862

(1)	Net of tax

MAX CAPITAL GROUP LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

(Expressed in thousands of United States Dollars)

	Three Months Ended March 31
	2010	2009
OPERATING ACTIVITIES
Net income	$36,381	$44,539
Adjustments to reconcile net income to net cash provided by operating activities:
Stock based compensation	5,147	4,876
Amortization of premium on fixed maturities	696	1,176
Accretion of deposit liabilities	1,582	565
Net realized and unrealized gains on investments	(6,422)	(18,441)
Net impairment losses recognized in earnings	420	—
Changes in:
Accrued interest income	5,164	7,058
Premiums receivable	(53,109)	(119,802)
Losses and benefits recoverable from reinsurers	(28,814)	(35,247)
Deferred acquisition costs	(7,534)	(12,912)
Prepaid reinsurance premiums	(43,777)	(45,927)
Other assets	(11,814)	2,244
Property and casualty losses	72,320	74,576
Life and annuity benefits	(9,700)	(10,045)
Funds withheld from reinsurers	(1,094)	(15,215)
Unearned property and casualty premiums	68,789	117,718
Reinsurance balances payable	22,578	4,520
Accounts payable and accrued expenses	(4,013)	(27,511)

Cash provided by (used in) operating activities	46,800	(27,828)

INVESTING ACTIVITIES
Purchases of available for sale securities	(422,965)	(154,597)
Sales of available for sale securities	132,632	60,785
Redemptions of available for sale securities	196,732	134,133
Purchases of trading securities	(7,058)	(26,073)
Sales of trading securities	—	28,539
Redemptions of trading securities	6,312	2,164
Purchases of held to maturity securities	(10,243)	—
Redemptions of held to maturity securities	10,311	—
Net sales of other investments	70,976	140,837

Cash (used in) provided by investing activities	(23,303)	185,788

FINANCING ACTIVITIES
Net proceeds from issuance of common shares	11	395
Repurchase of common shares	(11,888)	—
Net repayments of bank loans	—	(75,000)
Dividends paid	(5,559)	(5,090)
Additions to deposit liabilities	2,006	11,649
Payment of deposit liabilities	(7,378)	(77,143)

Cash used in financing activities	(22,808)	(145,189)

Effect of exchange rate changes on foreign currency cash	(12,721)	(6,598)

Net (decrease) increase in cash and cash equivalents	(12,032)	6,173

Cash and cash equivalents, beginning of period	702,278	949,404

CASH AND CASH EQUIVALENTS, END OF PERIOD	$690,246	$955,577

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Interest paid totaled $nil and $3,568 for the three months ended March 31, 2010 and 2009, respectively.

Corporate taxes paid totaled $nil and $nil for the three months ended March 31, 2010 and 2009, respectively.

MAX CAPITAL GROUP LTD.

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–THREE MONTHS ENDED MARCH 31, 2010 (Unaudited)

(Expressed in thousands of United States Dollars)

	Property & Casualty					Life & Annuity
Year to Date Segment Information:	Insurance	Reinsurance	U.S. Specialty	Max at Lloyd’s	Total	Reinsurance	Corporate	Consolidated
Gross premiums written	$66,421	$154,851	$76,887	$72,117	$370,276	$863	$—	$371,139
Reinsurance premiums ceded	(38,576)	(45,351)	(49,227)	(19,959)	(153,113)	(107)	—	(153,220)

Net premiums written	$27,845	$109,500	$27,660	$52,158	$217,163	$756	$—	$217,919

Earned premiums	$97,041	$95,743	$73,890	$37,460	$304,134	$863	$—	$304,997
Earned premiums ceded	(47,246)	(15,958)	(39,977)	(7,469)	(110,650)	(107)	—	(110,757)

Net premiums earned	49,795	79,785	33,913	29,991	193,484	756	—	194,240

Net investment income	6,169	10,904	1,341	2,017	20,431	13,099	14,860	48,390
Net realized and unrealized gains (losses) on investments	306	318	—	(182)	442	5,916	64	6,422
Net impairment losses recognized in earnings	—	—	—	—	—	—	(420)	(420)
Other income	(11)	—	5	178	172	(28)	200	344

Total revenues	56,259	91,007	35,259	32,004	214,529	19,743	14,704	248,976

Net losses and loss expenses	37,279	50,065	21,363	16,258	124,965	—	—	124,965
Claims and policy benefits	—	—	—	—	—	17,659	—	17,659
Acquisition costs	(309)	14,966	3,674	5,767	24,098	146	—	24,244
Interest expense	234	1,701	—	—	1,935	1,363	1,644	4,942
Net foreign exchange (gains) losses	—	—	—	(2,709)	(2,709)	—	257	(2,452)
Merger and acquisition expenses	—	—	—	—	—	—	4,744	4,744
General and administrative expenses	5,897	8,959	8,472	2,713	26,041	657	9,830	36,528

Total losses and expenses	43,101	75,691	33,509	22,029	174,330	19,825	16,475	210,630

Income (loss) before taxes	$13,158	$15,316	$1,750	$9,975	$40,199	$(82)	$(1,771)	$38,346

Loss Ratio (a)	74.9%	62.7%	63.0%	54.2%	64.6%
Combined Ratio (b)	86.1%	92.7%	98.8%	82.5%	90.5%

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–THREE MONTHS ENDED MARCH 31, 2009 (Unaudited)

(Expressed in thousands of United States Dollars)

	Property & Casualty					Life & Annuity
Year to Date Segment Information:	Insurance	Reinsurance	U.S. Specialty	Max at Lloyd’s	Total	Reinsurance	Corporate	Consolidated
Gross premiums written	$87,682	$232,982	$68,833	$44,179	$433,676	$597	$—	$434,273
Reinsurance premiums ceded	(54,941)	(51,383)	(40,661)	(17,301)	(164,286)	(93)	—	(164,379)

Net premiums written	$32,741	$181,599	$28,172	$26,878	$269,390	$504	$—	$269,894

Earned premiums	$102,197	$123,986	$54,356	$28,246	$308,785	$597	$—	$309,382
Earned premiums ceded	(52,153)	(26,519)	(32,951)	(7,384)	(119,007)	(93)	—	(119,100)

Net premiums earned	50,044	97,467	21,405	20,862	189,778	504	—	190,282

Net investment income	5,241	9,228	1,593	822	16,884	11,566	12,038	40,488
Net realized and unrealized gains on investments	1,236	3,042	148	467	4,893	7,868	5,680	18,441
Net impairment losses recognized in earnings	—	—	—	—	—	—	—	—
Other income	1,147	—	(152)	72	1,067	—	239	1,306

Total revenues	57,668	109,737	22,994	22,223	212,622	19,938	17,957	250,517

Net losses and loss expenses	36,464	66,215	12,085	9,959	124,723	—	—	124,723
Claims and policy benefits	—	—	—	—	—	14,332	—	14,332
Acquisition costs	(1,402)	17,463	1,224	3,152	20,437	193	—	20,630
Interest expense	—	(497)	—	—	(497)	(383)	4,819	3,939
Net foreign exchange (gains) losses	—	—	—	(3,510)	(3,510)	—	34	(3,476)
Merger and acquisition expenses	—	—	—	—	—	—	5,223	5,223
General and administrative expenses	5,129	7,524	7,756	4,721	25,130	694	13,236	39,060

Total losses and expenses	40,191	90,705	21,065	14,322	166,283	14,836	23,312	204,431

Income (loss) before taxes	$17,477	$19,032	$1,929	$7,901	$46,339	$5,102	$(5,355)	$46,086

Loss Ratio (a)	72.9%	67.9%	56.5%	47.7%	65.7%
Combined Ratio (b)	80.3%	93.6%	98.4%	85.5%	89.7%

(a)	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned.
(b)	The combined ratio is calculated by dividing the sum of net losses and loss expenses, acquisition costs and general and administrative expenses by net premiums earned.

MAX CAPITAL GROUP LTD.

SCHEDULE OF SUPPLEMENTAL PREMIUM DATA–THREE MONTHS ENDED MARCH 31, 2010(Unaudited)

(Expressed in thousands of United States Dollars)

		Three Months Ended March 31, 2010			Three Months Ended March 31, 2009
Gross Premiums Written by type of Risk:		Gross Premiums Written	Percentage of Total Gross Premiums Written	Movement on Prior Year Period	Gross Premiums Written	Percentage of Total Gross Premiums Written
Property & Casualty:
Insurance:
Aviation	S	$2,349	0.6%	(62.0)%	$6,185	1.4%
Excess Liability	L	23,648	6.4%	(31.7)%	34,648	8.0%
Professional Liability	L	27,573	7.4%	(15.0)%	32,441	7.5%
Property	S	12,851	3.5%	(10.8)%	14,408	3.3%

		66,421	17.9%	(24.2)%	87,682	20.2%
Reinsurance:
Agriculture	S	35,806	9.6%	(59.2)%	87,666	20.2%
Aviation	S	4,822	1.3%	15.9%	4,159	0.9%
General Casualty	L	13,051	3.5%	(28.1)%	18,141	4.2%
Marine & Energy	S	4,100	1.1%	(54.8)%	9,078	2.1%
Medical Malpractice	L	27,155	7.3%	(25.4)%	36,393	8.4%
Other	S	989	0.3%	(47.0)%	1,866	0.4%
Professional Liability	L	11,919	3.2%	22.7%	9,711	2.2%
Property	S	45,933	12.4%	8.9%	42,181	9.7%
Whole Account	L	2,573	0.7%	(41.2)%	4,375	1.0%
Workers’ Compensation	L	8,503	2.3%	(56.2)%	19,412	4.5%

		154,851	41.7%	(33.5)%	232,982	53.6%
U.S. Specialty:
General Liability	L	23,014	6.2%	21.5%	18,943	4.4%
Marine	S	16,063	4.3%	8.7%	14,781	3.4%
Professional Liability	L	2,246	0.6%	n/a	—	—
Property	S	35,564	9.6%	1.3%	35,109	8.1%

		76,887	20.7%	11.7%	68,833	15.9%
Max at Lloyd’s:
Accident & Health	S	13,410	3.6%	8.1%	12,410	2.9%
Aviation	S	4,403	1.2%	n/a	—	—
Financial Institutions	L	6,088	1.6%	59.2%	3,824	0.9%
International Casualty	L	13,684	3.7%	n/a	—	—
Professional Liability	L	6,896	1.9%	147.6%	2,785	0.6%
Property	S	27,636	7.4%	9.8%	25,160	5.8%

		72,117	19.4%	63.2%	44,179	10.2%

Aggregate Property & Casualty		$370,276	99.7%	(14.6)%	$433,676	99.9%

Life & Annuity:
Annuity		$—	—	n/a	$—	—
Life		863	0.3%	44.6%	597	0.1%

Aggregate Life & Annuity		$863	0.3%	44.6%	$597	0.1%

Aggregate P&C and Life & Annuity		$371,139	100.0%	(14.5)%	$434,273	100.0%

S = Short tail lines		$203,926	55.1%		$253,003	58.3%
L = Long tail lines		166,350	44.9%		180,673	41.7%

Aggregate Property & Casualty		$370,276			$433,676

MAX CAPITAL GROUP LTD.

NON-GAAP FINANCIAL MEASURE RECONCILIATIONS (Unaudited)

Net Operating Income per Diluted Share

(Expressed in thousands of United States Dollars, except per share and share amounts)

	Three Months Ended March 31
	2010	2009
Net income	$36,381	$44,539
Net realized and unrealized losses (gains) on fixed maturities, net of tax (1)	1,236	(285)
Foreign exchange losses gains, net of tax	(1,680)	(2,544)
Merger and acquisition expenses, net of tax	4,744	5,223

Net operating income	$40,681	$46,933

Net income per diluted share	$0.63	$0.78
Net realized and unrealized losses (gains) on fixed maturities, net of tax (1)	0.02	(0.01)
Foreign exchange losses gains, net of tax	(0.03)	(0.04)
Merger and acquisition expenses, net of tax	0.09	0.09

Net operating income per diluted share	$0.71	$0.82

Weighted average shares outstanding - basic	56,516,593	56,637,291

Weighted average shares outstanding - diluted	57,383,748	57,183,826

(1)	Net realized and unrealized losses (gains) on fixed maturities includes realized and unrealized (gains) losses on trading securities, realised (gains) losses on available for sale securities, net impairment losses recognized in earnings, and changes in fair value of investment derivatives.

Annualized Return and Annualized Net Operating Return on Average Shareholders’ Equity

(Expressed in thousands of United States Dollars)

	Three Months Ended March 31
	2010	2009
Net income	$36,381	$44,539
Annualized net income	145,524	178,156

Net operating income	$40,681	$46,933
Annualized net operating income	162,724	187,732

Beginning shareholders’ equity	$1,564,633	$1,280,331
Ending shareholders’ equity	1,613,116	1,262,862
Average shareholders’ equity	1,588,875	1,271,597

Annualized return on average shareholders’ equity	9.2%	14.0%
Annualized net operating return on average shareholders’ equity	10.2%	14.8%

Diluted Tangible Book Value Per Share

(Expressed in thousands of United States Dollars, except per share and share amounts)

	March 31, 2010	December 31, 2009
Shareholders’ equity	$1,613,116	$1,564,633
Goodwill and intangible assets	(48,686)	(48,686)

Tangible book value	$1,564,430	$1,515,947

Diluted shares outstanding	57,890,681	57,178,458

Diluted tangible book value per share	$27.02	$26.51

MAX CAPITAL GROUP LTD.

SCHEDULE OF SUPPLEMENTAL INVESTMENT DATA– MARCH 31, 2010 (Unaudited)

(Expressed in thousands of United States Dollars)

Type of Investment	As at March 31, 2010	Investment Distribution	As at December 31, 2009	Investment Distribution
Cash and cash equivalents	$690,246	12.9%	$702,278	13.4%

U.S. government and agencies	635,025	11.9%	525,427	10.0%
Non-U.S. government	71,899	1.4%	82,027	1.5%
Corporate securities	1,406,131	26.3%	1,375,999	26.2%
Municipal securities	105,722	2.0%	83,658	1.6%
Asset-backed securities	80,816	1.5%	102,006	1.9%
Residential mortgage-backed securities	787,997	14.7%	763,974	14.5%
Commercial mortgage-backed securities	289,873	5.4%	302,961	5.8%

Fixed maturities at fair value	$3,377,463	63.2%	$3,236,052	61.5%

U.S. government and agencies	$20,550	0.4%	$14,050	0.3%
Non-U.S. government	544,527	10.2%	573,250	10.9%
Corporate securities	389,619	7.3%	418,647	7.9%

Fixed maturities at amortized cost	$954,696	17.9%	$1,005,947	19.1%

Other investments	$322,160	6.0%	$314,849	6.0%

Total invested assets	$5,344,565	100.0%	$5,259,126	100.0%

Credit Rating	As at March 31, 2010	Ratings Distribution	As at December 31, 2009	Ratings Distribution
U.S. government and agencies (1)	$1,355,551	31.3%	$1,214,895	28.6%
AAA	701,036	16.2%	720,364	17.0%
AA	326,142	7.5%	325,997	7.7%
A	732,917	16.9%	731,723	17.3%
BBB	86,925	2.0%	100,841	2.4%
BB	23,884	0.6%	34,781	0.8%
B or lower	151,008	3.5%	107,451	2.5%

Fixed Maturities at fair value	$3,377,463	78.0%	$3,236,052	76.3%

U.S. government and agencies	$20,550	0.5%	$14,050	0.3%
AAA	675,447	15.6%	717,954	16.9%
AA	94,101	2.2%	101,675	2.4%
A	150,602	3.5%	158,141	3.7%
BBB	12,609	0.2%	12,672	0.3%
BB	—	—	—	—
B or lower	1,387	0.0%	1,455	0.1%

Fixed Maturities at amortized cost	$954,696	22.0%	$1,005,947	23.7%

Total fixed maturities	$4,332,159	100.0%	$4,241,999	100.0%

(1)	Included within U.S. Government and Agencies are Agency-issued Residential Mortgage-Backed Securities with a fair value of $720,526 (December 31, 2009; $689,468)

	Three Months Ended March 31
	2010	2009
Net investment income	$48,390	$40,488

Change in fair value of other investments	7,288	18,013
Realized and unrealized (losses) gains on trading fixed maturities	(182)	467
Net realized gains (losses) on available for sale fixed maturities	838	(39)
Change in fair value of derivatives	(1,522)	—

Net realized and unrealized gains on investments	$6,422	$18,441

Net impairment losses recognized in earnings	$(420)	$—